UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  November 6, 2007

ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 4300 Dallas, Texas 75201-3331
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events
SIGNATURE

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

On November 6, 2007, the Board of Directors of ENSCO International Incorporated (the "Company") approved a change in compensation for non-employee Directors upon recommendation of its Nominating, Governance and Compensation Committee. Effective January 1, 2008, (1) non-employee Directors who serve as Chairman of one of the Board's standing committees will receive a supplemental annual retainer fee of $5,000, (2) incumbent Directors will receive an annual grant of 3,000 restricted shares of the Company's Common Stock following the Annual Meeting of Stockholders, and (3) newly-appointed Directors will receive an initial equity award composed of 5,000 restricted shares of the Company's Common Stock. The restricted shares vest in 20% increments annually over a five (5) year period, and become fully vested upon retirement from the Board.

Subsequent to the previous Annual Meeting of Stockholders in May of 2007, grants of 3,000 non-qualified stock options and 1,500 restricted shares were issued to the Company's incumbent non-employee Directors. The stock options vested immediately, and were valid for a seven year period. The restricted stock was issued upon the same basis as aforesaid.

As amended, all of the components of compensation for the Company's non-employee Directors effective January 1, 2008 are as follows:

I. ANNUAL RETAINERS

Each non-employee Director shall receive an annual retainer of $48,000. Additionally, an annual supplemental retainer of $5,000 per year shall be paid to a non-employee Director that serves as Chairman of any duly established Board Committee. All retainer fees shall be paid quarterly in arrears, prorated for a partial quarter of service as a Director or Chairman.

II. MEETING FEES Each non-employee Director shall receive $2,000 for each Board of Directors and Committee meeting attended as a member.

III. CHAIRMAN'S MEETING FEES A non-employee Director shall receive an additional $1,000 for each Board or Committee meeting at which the Director acts as Chairman.

IV. EQUITY

Following the Annual Meeting of Stockholders, each incumbent non-employee Director shall receive an annual equity award composed of 3,000 shares of restricted stock. As respects newly-appointed Directors, the initial equity award, which shall be the only equity award for the calendar year in which the new Director was appointed or elected to the Board, shall be composed of 5,000 shares of restricted stock. The restricted stock vests ratably at the rate of 20% per year over a five year period, and becomes fully vested upon retirement from the Board.

V. MEDICAL/DENTAL COVERAGE

Non-employee Directors are eligible to participate in the Company's group medical and dental insurance plan on the same basis as full-time Company employees. A non-employee Director's contribution to group medical and dental insurance premium costs is withheld from the quarterly payments of the Director's annual retainer or paid in cash.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: November 9, 2007	/s/ CARY A. MOOMJIAN, JR. Cary A. Moomjian, Jr. Vice President, General Counsel and Secretary